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                                                                        Exh 10.2

(TD BANKNORTH LOGO)

                            CHANGE IN TERMS AGREEMENT

  PRINCIPAL      LOAN DATE    MATURITY     LOAN NO   CALL /COLL     ACCOUNT    OFFICER   INITIALS
-------------   ----------   ----------   --------   ----------   ----------   -------   --------
$2,300,000.00   08-23-2005   07-31-2011   04006852                4384040956     067

   Reference in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or Item.
          Any Item above containing "***" has been omitted due to text length limitations.

Borrower: EDAC Technologies Corporation     LENDER: TD Banknorth, N.A.
          (TIN: 39-1515599);                        TD Banknorth Connecticut
          GROS-ITE Industries, Inc.                 102 West Main Street
          (TIN: 06-1310723);                        New Britain, CT 06051
          and APEX Machine Tool Company,
          Inc. (TIN: 06-1519037)
          1806 New Britain Avenue
          Farmington, CT 06032

PRINCIPAL AMOUNT: $2,300,000.00               DATE OF AGREEMENT: AUGUST 23, 2005

                              INITIAL RATE: 6.500%

DESCRIPTION OF EXISTING INDEBTEDNESS. An Equipment Loan Note in the original principal amount of $1,500,000.00 and a Credit Agreement, both dated January 3, 2005 from Borrower to Banknorth, N.A. n/k/a TD Banknorth, N.A, together with all renewals, amendments, and modifications executed thereafter.

DESCRIPTION OF CHANGE IN TERMS. This Agreement makes the following changes to the Note effective August 23, 2005:

Deletes in its entirety Sections (a) and (b) and replaces them as follows:

(a) prior to the Conversion Date, interest only the principal amount the Equipment Loans made to Borrower in an aggregate amount not to exceed TWO MILLION THREE HUNDRED THOUSAND DOLLARS ($2,300,000.00) as set forth in the Credit Agreement dated as of January 3, 2005 (as amended and in effect from time to time, the "Credit Agreement"), among Borrower and Lender; and

(b) after the Conversion Date, the principal amount of TWO MILLION THREE HUNDRED THOUSAND DOLLARS ($2,300,000.00), or if less, the aggregate outstanding amount of all Euipment Loans made by Lender to Borrower prior to the Conversion Date, in the monthly installments specified in the Credit Agreement, and payable in its entirety on the Equipment Loan Maturity Date; and

Additionally, this Agreement makes the following changes to the Credit Agreement effective August 23, 2005:

Deletes any reference to the Equipment Loan in the principal amount of $1,500,000.00 and replaces it with $2,300,000.00.

Changes the "Equipment Loan Commitment" amount to $2,300,000.00

Changes the "Conversion Date" to mean July 31, 2006.

Changes the "Equipment Loan Maturity Date" to mean July 31, 2011.

Changes the "Equipment Loan Fixed Rate" to mean a fixed rate equal to 5 yr
(Term) 5 yr (Amort) Regular Amortizing Advance Rate for the FHLBB as published in the last week prior to the Conversion Date on the FHLBB internet site under "Rates/Amortizing Advances" (http://www.fhlbboston.com/index.jsp) or such other the applicable publication of such rates by the FHLBB subsequently designated by Lender, plus two (2.0%), calculated three (3) Business Days prior to Conversion.

Deletes in its entirety sub-sections (a), (b) and (c) of Section 1.1.7 entitled Prepayment of FHLBB Amortizing Loan and replaces it as follows:

(a) The Borrower may prepay this Note at any time, if the total commitment is refinanced within 12 months prior to the "Conversion Date", the Borrower shall pay the Lender a fee equal to 3% of the total commitment plus a 'Yield Maintenance Fee' however, if it is prepaid after the "Conversion Date" the prepayment penalty will be a 'Yield Maintenance Fee' in an amount computed as follows:

The current costs of funds, specifically the Federal Home Loan Bank of Boston Classic Advance Rate comparable to the remaining term of the Note shall be subtracted from the above stated interest rate, or default rate, if applicable. If the result is zero or a negative number, there shall be no Yield Maintenance Fee due and payable. If the result is a positive number, then the resulting percentage shall be multiplied by the scheduled outstanding principal balance for each remaining monthly period of this Note. Each resulting amount shall be divided by 360 and multiplied by the number of days remaining in the monthly period. Said amounts shall be reduced to present values calculated by using the above referenced current cost of funds divided by 12 and Note's remaining term in months. The resulting sum of present values shall be the yield maintenance fee due to the Lender upon prepayment of the principal of the Note plus any accrued interest due as of the prepayment date.

Unless Lender expressly agrees otherwise, partial payments will not affect the payment schedule required above.

Deletes the last sentences of Section 1.1.3 entitled Equipment Loan subsection
(a) to read as follows:

Beginning on the first day of the month following the Conversion Date, and on the first day of each month thereafter, Borrower shall make monthly payments of principal and interest in an amount sufficient to amortize in full the then existing principal balance in Sixty(60) substantially equal monthly installments at the Equipment Loan Fixed Rate put into effect hereunder on the Conversion Date.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all Agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endoser, including accomodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

                             CONTINUED ON NEXT PAGE

                            CHANGE IN TERMS AGREEMENT
Loan No: 04006852                  (CONTINUED)                            Page 2


THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

EACH BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS CHANGE IN TERMS AGREEMENT.

BORROWER:

EDAC TECHNOLOGIES CORPORATION


By: /s/ Glenn Purple                 (Seal)
    ---------------------------------
    Glenn Purple, Vice President of
    EDAC Technologies Corporation


GROS-ITE INDUSTRIES, INC.


By: /s/ Glenn Purple                 (Seal)
    ---------------------------------
    Glenn Purple, Secretary of
    GROS-ITE Industries, Inc.


APEX MACHINE TOOL COMPANY, INC.


By: /s/ Glenn Purple                 (Seal)
    ---------------------------------
    Glenn Purple, Secretary of
    APEX Machine Tool Company, Inc.

      LASER PRD Lending. Ver 5.25.30.001 Copr. Harland Financial Solutions,
        Inc. 1997, 2005. All Rights Reserved. - CT C:\HFS\CFI\LPL\D2OC.FC
                                 TR-14713 PR-12